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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 27, 2006
                                                 -----------------

                        Abington Community Bancorp, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                    000-51077                02-0724068
        ------------                    ---------                ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

180 Old York Road, Jenkintown, Pennsylvania                         19046
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (215) 886-8280
                                                   --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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     (e) On December 27, 2006, the Boards of Directors of Abington Community
Bancorp, Inc. (the "Company"), its wholly owned savings bank subsidiary, Abington Savings Bank (the "Bank") and Abington Bancorp, Inc., a Pennsylvania corporation recently formed to become the Bank's new stock-form holding company upon consummation of its "second-step" conversion ("Newco"), approved the amendment and restatement of the following agreements:

     o the Bank's employment agreement, dated January 21, 2004, entered into with Robert W. White, Chairman of the Board, President and Chief Executive Officer of the Company and the Bank; and

     o the January 1, 2005 employment agreements entered into between the Bank and each of the following Senior Vice Presidents: Edward W. Gormley, Frank Kovalcheck and Jack J. Sandoski (collectively, the "Amended and Restated Agreements").

     The above agreements were primarily amended and restated in order to reflect the proposed second-step conversion of the Bank and to comply with new
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the proposed regulations issued by the Internal Revenue Service (the "IRS"). Section 409A of the Code governs the deferral of compensation where the director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

     As part of the revisions to comply with Section 409A of the Code, the Company and the Bank provided for cash severance payments to be paid in a lump sum in order to utilize an exemption from Section 409A. A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($140,000 for 2006), which amount adjusts annually. Furthermore, various defined terms, including the definitions of change in control and disability, were revised to be consistent with Section 409A of the Code.

     In addition to amending and restating the employment agreement between the Bank and Mr. White, the Boards of Directors approved a new employment agreement between Newco and Mr. White. The amended and restated agreement between the Bank and Mr. White and the new agreement between Newco and Mr. White are substantially similar, provided, however, that in order to comply with the policies of the Office of Thrift Supervision ("OTS"), which will become the primary federal bank regulatory authority of the Bank and Newco upon consummation of the Bank's second-step conversion, certain payments otherwise payable under the amended and restated agreement with the Bank will be reduced or "scaled back" if they would constitute a "parachute payment" pursuant to
Section 280G of the Code. In addition, the amended and restated agreement between the Bank and Mr. White and the agreement between Newco and Mr. White include the following provisions:


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     o    Salary and other compensation payable to Mr. White will be shared by
          Newco and the Bank on a proportional basis.

     o In the event Mr. White's employment is involuntarily terminated, other than for cause, disability, retirement or death, or by Mr. White for good reason, as defined, prior to a change in control, he will be entitled to a lump sum payment equal three times his current base salary plus highest bonus received in the prior three years, plus the continuation of certain employee benefits for a period up to the remaining term of the agreement.

     o In the event Mr. White's employment is terminated concurrently with or within 12 months following a change in control, Mr. White will be entitled to a lump sum payment equal to 2.99 times his "base amount" as defined under Section 280G of the Code, subject to reduction in the amended and restated agreement with the Bank, plus the continuation of certain employee benefits for up to three years. Under his agreement with Newco, Newco will reimburse Mr. White for any excise tax liability incurred pursuant to Sections 280G and 4999 of the Code and for any additional taxes incurred as a result of such reimbursement.

     o In the event of Mr. White's disability, he will be entitled to receive aggregate annual disability benefits at least equal to 60% of his then current salary through his 70th birthday.

     o    A death benefit equal to three times Mr. White's base salary.

     o The agreements contain non-competition and arbitration provisions substantially similar to those currently in place with Mr. White.

     In addition, the Bank made changes in the Amended and Restated Agreements with Messrs. Gormley, Kovalcheck and Sandoski, including the following:

     o Provide that if the executive's employment is terminated by the Bank, other than for cause, disability, retirement or death, or is terminated by the executive for good reason, as defined, prior to a change in control, the executive will be entitled to a lump sum payment equal to two times his current base salary and any bonus received in the prior year, plus continuation of certain employee benefits for up to two years.

     o Provide that if the executive's employment is terminated concurrently with or within 12 months following a change in control, the executive will be entitled, with certain exceptions, to a lump sum payment equal to three times his current base salary and bonus for the prior year plus continuation of certain employee benefits for up to three years, subject to reduction in the event such payments or benefits would constitute a "parachute payment" under Section 280G of the Code.


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     For additional information, reference is made to the amended agreements included as Exhibits 10.1 through 10.5 hereto, which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibits are included with this Report:

     Exhibit   Description
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       10.1    Employment Agreement between Abington Bancorp, Inc. and Robert
               W. White, dated December 29, 2006.

       10.2 Amended and Restated Employment Agreement between Abington Bank and Robert W. White, dated December 29, 2006.

       10.3 Amended and Restated Employment Agreement between Abington Bank and Edward W. Gormley, dated December 29, 2006.

       10.4 Amended and Restated Employment Agreement between Abington Bank and Frank Kovalcheck, dated December 29, 2006.

       10.5 Amended and Restated Employment Agreement between Abington Bank and Jack J. Sandoski, dated December 29, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABINGTON COMMUNITY BANCORP, INC.


                                        By: /s/ Robert W. White
                                            -----------------------------------
                                            Name: Robert W. White
                                            Title: President and Chief Executive
                                                   Officer

Date: January 4, 2007


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                                  EXHIBIT INDEX

Exhibit No.   Description
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    10.1      Employment Agreement between Abington Bancorp, Inc. and Robert
              W. White, dated December 29, 2006.

    10.2 Amended and Restated Employment Agreement between Abington Bank and Robert W. White, dated December 29, 2006.

    10.3 Amended and Restated Employment Agreement between Abington Bank and Edward W. Gormley, dated December 29, 2006.

    10.4 Amended and Restated Employment Agreement between Abington Bank and Frank Kovalcheck, dated December 29, 2006.

    10.5 Amended and Restated Employment Agreement between Abington Bank and Jack J. Sandoski, dated December 29, 2006.





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